VANGUARD EMERGING MARKETS STOCK INDEX FUND
                SUPPLEMENT TO THE PROSPECTUS DATED APRIL 23, 1998


LIQUIDATION OF MALAYSIAN HOLDINGS
Effective January 1, 1999, Malaysia was eliminated from the Fund's target index, the Morgan Stanley Capital International Select Emerging Markets Free Index. Accordingly, the Fund has liquidated its Malaysian holdings, which represented approximately 3.5% of its net assets at the end of 1998.
         Malaysian government regulations currently require the Fund to hold the proceeds of these securities in ringgits--the Malaysian currency--for at least one year, and the Malaysian government may impose additional restrictions affecting the Fund at any time. The Fund considers ringgits illiquid, and will count these holdings towards its 15% limit on investments in illiquid securities. The adviser expects to maintain the Fund's normal investment exposure--approximately 95% of assets in stocks and 5% in cash reserves--by purchasing stock futures contracts equal in value to any ringgit holdings.